UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): March 10, 2015

Xenon Pharmaceuticals Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200-3650 Gilmore Way Burnaby, British Columbia V5G 4W8 Canada
(Address of principal executive offices including zip code)

(604) 484-3300
(Registrant's telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective March 16, 2015, the board of directors (the "Board") of Xenon Pharmaceuticals Inc. (the "Company"), based upon a recommendation from the nominating and corporate governance committee of the Board, voted to appoint Richard H. Scheller, Ph.D., as a director of the Company. Dr. Scheller was not appointed to any committees of the Board in connection with his initial appointment as a director.

There are no transactions and no proposed transactions between Dr. Scheller (or any member of his immediate family) and the Company, and there is no arrangement or understanding between Dr. Scheller and any other person or entity pursuant to which Dr. Scheller was appointed as a director of the Company.

Dr. Scheller will participate in the Company's standard compensation plan for non-employee directors, which is described in the section entitled "Management" of the Company's Prospectus dated November 4, 2014, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-198666).

In addition, on March 10, 2015, director Evan Stein, provided notice to the Board that he would not stand for reelection to the Board at the Company's 2015 annual meeting of shareholders.

A press release announcing Dr. Scheller's appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Appointment of Chief Operating Officer

Effective March 12, 2015, the Board appointed Mr. Ian Mortimer, 39, the Company's current Chief Financial Officer, as the Company's Chief Operating Officer. Mr. Mortimer will continue in his position as Chief Financial Officer. The compensatory and other material terms of Mr. Mortimer's offer letter with the Company, dated October 3, 2014, will remain unchanged.

Mr. Mortimer has served as the Company's Chief Financial Officer since October 2013. Prior to joining the Company, Mr. Mortimer served as Executive Vice President and Chief Financial Officer at Tekmira Pharmaceuticals Corporation, a NASDAQ-listed biotechnology company focused on the development of RNA interference therapeutic drugs, from 2007 until October 2013. Mr. Mortimer was responsible for all aspects of Tekmira's finance and capital markets activities and led Tekmira's listing on NASDAQ in 2010. From 2004 to 2007, Mr. Mortimer was Chief Financial Officer at Inex Pharmaceuticals and held various other positions at Inex Pharmaceuticals from 1997 to 2004. Mr. Mortimer has an M.B.A. from Queen's University, a B.Sc. in Microbiology from the University of British Columbia and is a Chartered Professional Accountant, Certified Management Accountant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Press release dated March 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	Xenon Pharmaceuticals Inc.
	By:	/s/ IAN MORTIMER Ian Mortimer Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 16, 2015.